UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	March 26, 2014

Capital Southwest Corporation
(Exact name of registrant as specified in its charter)

Texas	814-00061	75-1072796
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

5400 Lyndon B. Johnson Freeway, Suite 1300	75240
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	972-233-8242

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On March 26, 2014, Capital Southwest Corporation (the “Company”) issued a press release announcing that the Company had determined that exemptive relief from the SEC is not required in connection with its proposed spin-off of certain of its control assets into a standalone, publicly traded company. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release of the Company dated March 26, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 26, 2014

By:	/s/ Joseph B. Armes
	Name:	Joseph B. Armes
	Title:	Chairman of the Board Chief Executive Officer and President

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of the Company dated March 26, 2014